UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 7, 2006

CUTTER & BUCK INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 7, 2006, Cutter & Buck Inc. issued a press release announcing its financial results for the second quarter of fiscal 2007 and the declaration of a quarterly dividend of $0.07 per share, payable on January 5, 2007 to shareholders of record on December 21, 2006.  A copy of the press release is furnished as Exhibit 99.1 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 7.01. REGULATION FD DISCLOSURE

On December 7, 2006, Cutter & Buck Inc. issued a press release announcing its financial results for the second quarter of fiscal 2007 and the declaration of a quarterly dividend.  The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

99.1                           Press Release dated December 7, 2006, furnished pursuant to Items 2.02 and 7.01 of this Form 8-K announcing financial results for the second quarter of fiscal 2007 and the declaration of a quarterly dividend.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Ernest R. Johnson
Ernest R. Johnson
Chief Executive Officer

Dated: December 7, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1

Press Release dated December 7, 2006, furnished pursuant to Item 2.02 and 7.01 of this Form 8-K announcing financial results for the second quarter of fiscal 2007 and the declaration of a quarterly dividend.